UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934
Date of Report (Date of earliest event reported): June 26, 2008
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 26, 2008, American Commercial Lines LLC (“ACL LLC”), Jeffboat LLC (“Jeffboat”) and ACL Transportation Services LLC (“ACLTS” and collectively with ACL LLC and Jeffboat the “Borrowers”), each a wholly owned subsidiary of American Commercial Lines Inc. (the “Company”), entered into the Amendment No. 5 to Credit Agreement, dated as of June 26, 2008 (“Amendment No. 5”), which amended that certain Credit Agreement, dated as of April 27, 2007 (the “Credit Agreement”), by and among the Borrowers and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and La Salle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members (collectively, the “Lenders”). Amendment No. 5 amends the Credit Agreement by, among other things, (i) decreasing the total revolving loan commitment by $50,000,000, applied ratably to reduce each Lender’s revolving loan commitment, (ii) changing the maturity date from April 27, 2012 to March 31, 2009; (iii) imposing restrictions on the Company’s ability to make acquisitions, investments and distributions subject to certain Total Leverage Ratio (as defined in the Credit Agreement, so amended) requirements set forth in Amendment No. 5, (iv) revising the minimum Total Leverage Ratio (as defined in the Credit Agreement, so amended) required to be maintained by the Company, and (v) revising the minimum Fixed Charge Coverage Ratio (as defined in the Credit Agreement, so amended) required to be maintained by the Company.
     The Company paid each Lender executing Amendment No. 5 a fee as set forth in Amendment No. 5.
     The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this report by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 8.01 OTHER EVENTS.
     On June 26, 2008, the Company issued a press release which is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Description

10.1	Amendment No. 5 to Credit Agreement, dated June 26, 2008, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and LaSalle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members.

99.1	Press release of American Commercial Lines Inc. dated June 26, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: June 26, 2008	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 5 to Credit Agreement, dated June 26, 2008, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and LaSalle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members.

99.1	Press release of American Commercial Lines Inc. dated June 26, 2008.